Exhibit 99.1

FOR IMMEDIATE RELEASE

COVIA REDUCING CAPACITY BY 3.3 MILLION TONS IN LIGHT OF MARKET DYNAMICS

INDEPENDENCE, Ohio, September 26, 2018 (GLOBE NEWSWIRE) -- Covia (NYSE:CVIA), a leading provider of mineral-based and material solutions for the Industrial and Energy markets, announced today that it has reduced proppant capacity by 3.3 million tons in response to changes in market demand. This morning, the Company informed its employees about the idling of operations at its Shakopee, Minnesota; Brewer, Missouri; Wexford, Michigan; and Cutler, Illinois, facilities; as well as a reduction in effective capacity at its Pevely, Missouri; Cleburne, Texas; and Menomonie, Wisconsin, facilities.

Jenniffer Deckard, President and Chief Executive Officer, said, “The idling of these facilities is a difficult, but necessary step, and we regret the impact that this has had on our people, their families and the local communities. However, as conditions within the proppant market remain dynamic, we are responding to ensure that Covia maintains its leading cost position. At the same time, we remain focused on integration and synergy realization, deleveraging our balance sheet, and executing on our strategic initiatives in both our Industrial and Energy segments, including the ramp up of 8 million tons of local capacity in the Permian and MidCon.”

Following these operational changes and the commissioning of the Seiling, Oklahoma, plant, the Company expects to have annual Energy production capacity of approximately 32 million tons.

The announced changes are not expected to impact Covia’s 18 million tons of Industrial production capacity.

About Covia

Covia is a leading provider of mineral-based and material solutions for the Industrial and Energy markets, representing the legacy and combined strengths from the June 2018 merger of Unimin and Fairmount Santrol. The Company is a leading provider of diversified mineral solutions to the glass, ceramics, coatings, polymers, construction, water filtration, sports and recreation markets. The Company offers a broad array of high-quality products, including high-purity silica sand, nepheline syenite, feldspar, clay, kaolin, lime, resin systems and coated materials, delivered through its comprehensive distribution network. Covia offers its Energy customers an unparalleled selection of proppant solutions, additives, and coated products to enhance well productivity and to address both surface and down-hole challenges in all well environments. Covia has built long-standing relationships with a broad customer base consisting of blue-chip customers. Underpinning these strengths is an unwavering commitment to safety and to sustainable development further enhancing the value that Covia delivers to all of its stakeholders. For more information, visit CoviaCorp.com.

Caution Concerning Forward-Looking Statements

Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s Registration Statement on Form S-4 as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.

Investor contact:

Matthew Schlarb

440-214-3284

Matthew.Schlarb@coviacorp.com

Media contact:

Kristin Lewis

440-279-0245

Kristin.Lewis@coviacorp.com

Source: Covia

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